                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use of our name in the Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                             STEPHEN A. ZRENDA, JR., P.C.
September 17, 2002

                                                By: /s/ Stephen A. Zrenda, Jr.
                                                    ----------------------------
                                                        Stephen A. Zrenda, Jr.